OPPENHEIMER SMALL CAP GROWTH FUND
                       Share Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner): NUMBER [of shares]

                  (upper right) SHARES

                  (centered
                  below boxes)      Oppenheimer Variable Account Funds

                  A MASSACHUSETTS BUSINESS TRUST
                  SERIES: OPPENHEIMER SMALL CAP GROWTH FUND

(at left)   THIS IS TO CERTIFY THAT             (at   right) SEE REVERSE FOR
                                               CERTAIN DEFINITIONS

                                                (box with number)
                                                  CUSIP 683 811 871

      (at left)       is the owner of

      (centered)        FULLY PAID SHARES OF BENEFICIAL
            INTEREST OF


                        OPPENHEIMER SMALL CAP GROWTH FUND
                 a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS

(hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

      (signature                    Dated:            (signature
      at left of seal)                                at right of seal)

      /s/ George C. Bowen                       /s/ Bridget A. Macaskill
      -----------------------                   -------------------
      TREASURER                                       PRESIDENT


                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend
                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                     SEAL
                                     1984
                         COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMERFUNDS SERVICES (A DIVSION
                                    OF OPPENHEIMERFUNDS, INC.)
                                    Denver (Colo.)      Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                        as tenants in common

UNIF      GIFT/TRANSFER      MIN      ACT     -      __________      Custodian
---------------
                                    (Cust)                  (Minor)

                                    UNDER                            UGMA/UTMA
-------------------
                                                       (State)


Additional abbreviations may also be used though not on above list.

For   Value   Received    ................    hereby    sell(s),    assign(s),
and transfer(s) unto








PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

--------------------------------------------------------------
          (Please print or type name and address of assignee)

------------------------------------------------------

----------------------------------------------------------
Shares of    the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________      Attorney     to     transfer     the     said
shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

--------------------------------
                              (Both must sign if joint tenancy)

                              Signature(s) __________________________
                              guaranteed   Name of Firm or Bank
                              by:         _____________________________
                                                      Signature of
                                                       Officer

(text printed           NOTICE: The signature(s) to this assignment
vertically to right     must correspond with the name(s) as
of above paragraph)     written upon the face of the certificate
                    in every particular without alteration or
                       enlargement or any change whatever.

(text printed in              Signatures    must    be    guaranteed    by   a
                              U.S. commercial bank or trust company,
box to left of                a Federally-chartered savings and loan
signature(s)                  association, a foreign bank having a U.S.
                              firm of a national securities exchange.